UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2010

VOICE ASSIST, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149446	26-1929199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 South Pointe Dr., Suite 100, Lake Forest, California	92630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 655-1677

Musician’s Exchange
2858 Erie St., San Diego, California 92117
(Former name or former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously reported by the Registrant in its Current Report on Form 8-K, filed on October 12, 2010, the Registrant changed its name from Musician’s Exchange to Voice Assist, Inc. The name change was announced on the OTCBB Daily List on October 15, 2010 and took effect at the open of business on October 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE ASSIST, INC.

By: /S/ Donna S. Moore
Donna S. Moore, Chief Financial Officer

Date: October 18, 2010